UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

SWITCH, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on June 7, 2019, for Switch, Inc.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. Switch encourages you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/SWCH. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.
Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. Switch has chosen to use these procedures for its 2019 Annual Meeting and needs YOUR participation.
If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before May 27, 2019.
For a Convenient Way to VIEW Proxy Materials
– and –
VOTE Online go to: www.proxydocs.com/SWCH
Proxy Materials Available to View or Receive:
1. Proxy Statement 2. Annual Report
Printed materials may be requested by one of the following methods:
INTERNET
www.investorelections.com/SWCH
TELEPHONE
(866) 648-8133
*E-MAIL
paper@investorelections.com
You must use the 12 digit control number located in the shaded gray box below.
* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.
ACCOUNT NO.
SHARES
Notice of Annual Meeting
Date: Friday, June 7, 2019
Time: 11:00 A.M. (Pacific Time)
Place: 1 Superloop Circle, McCarran, Nevada 89434
The purpose of the Annual Meeting is to take action on the following proposals:
The Board of Directors recommends that you vote “FOR” the following:
1. Election of Directors
Nominees
01 Rob Roy
03 Tom Thomas
05 Zareh Sarrafian
02 Donald D. Snyder
04 Bryan Wolf
06 Kim Sheehy
The Board of Directors recommends that you vote “FOR” the following:
2. To ratify the appointment of PricewaterhouseCoopers LLP as Switch, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2019